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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                     001-16505              58-2350980
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

           1114 First Avenue                                   10021
           New York, New York                                (Zip Code)
(Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)








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Item 5.           Other Events and Required FD Disclosure


On March 23, 2004, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release announcing that the Company tentatively agreed to settle a legal dispute concerning a potential restaurant site in Arizona for $525,000. This subsequent event caused the Company to refine its previous accrual of $125,000 for the liability in the matter, which had been included in the fourth quarter ended December 29, 2003 and year ended December 29, 2003 financial results announced on March 11, 2004. Accordingly, the Company has recorded an additional $400,000 for this non-recurring charge. Audited financial statements will be included in the Company's Annual report on Form 10-K for the year ended December 29, 2003 when it is filed with the Securities and Exchange Commission. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

(c)       Exhibits
          99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated March 23, 2004


Item 12.       Disclosure of Results of Operations and Financial Condition

On March 23, 2004, The Company issued a press release describing selected financial results of the Company for the quarter ended December 29, 2003 and the year ended December 29, 2003. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Smith & Wollensky Restaurant Group, Inc.


                                    By:     /s/ Alan M. Mandel
                                            ------------------------------------
                                            Alan M. Mandel
                                            Chief Financial Officer, Executive
                                            Vice President of Finance, Treasurer
                                            and Secretary


Date:   March 23, 2004




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                                Index to Exhibits
                                -----------------

Exhibit No.        Description of document
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99.1*              Press Release of The Smith & Wollensky Restaurant Group, Inc.
                   dated March 23, 2004

* Filed herewith.




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